SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported): October 1, 2008 (September 17, 2008)

ELEPHANT TALK COMMUNICATIONS INC.
(Exact name of registrant as specified in Charter)

California	000-30061	95-4557538
(State of other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

Schiphol Boulevard 249, 1118 BH Schiphol, The Netherlands

 (Address of Principal Executive Offices)   (Zip Code)

Registrant's telephone number, including area code (31 0 20 653 5916)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 17, 2008, Elephant Talk Communication Holding AG (“ETAG”), a wholly-owned subsidiary of Elephant Talk Communications, Inc. (the “Company”) entered into a Mobile Virtual Network Enabler Hosting Agreement (the “Agreement”) with T-Mobile Netherlands B.V. (“T-Mobile”) pursuant to which T-Mobile agreed to provide hosting services to ETAG in order to enable ETAG to market and sell telecommunication services to its customers using T-Mobile’s network. ETAG agreed to purchase the hosting services as an independent contractor and to sell to third parties for its own account. The Agreement has a term commencing on the date of the Agreement and ending on the five year anniversary of the date upon which ETAG commercially launches the hosting services. As of September 18, 2008, the platform for the hosting services was operational.

A copy of the Agreement is attached as Exhibit 99.1 to this Current Report.

Item 7.01 Regulation FD Disclosure

On October 1, 2008, the Company issued a press release pertaining to the execution of a Mobile Virtual Network Enabler Hosting Agreement by ETAG and T-Mobile. A copy of the press release is attached as Exhibit 99.2 to this Current Report.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits
99.1*	Mobile Virtual Network Enabler Hosting Agreement by and among ETAG and T-Mobile
99.2	Press release, dated October 1, 2008, pertaining to the ETAG’s agreement with T-Mobile.
*	Confidential treatment is requested for certain portions of this exhibit pursuant to 17 C.F.R. Sections 200.8(b)(4) and 240.24b-2.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEPHANT TALK COMMUNICATIONS INC.

By:	/s/ Steven van der Velden
Steven van der Velden President, Chief Executive Officer

Dated: October 1, 2008

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